UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2011

GRIFFON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-06620	11-1893410

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 18th Floor New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)

(212) 957-5000

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Griffon Corporation (“Griffon”) is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding certain of Griffon’s subsidiaries that guarantee Griffon’s 7-1/8% Senior Notes due 2018 (collectively, the “Guarantors”).

Griffon is disclosing condensed consolidating financial information of the Guarantors in a new footnote to certain of its previously issued financial statements. Griffon is updating the historical financial statements contained in its Annual Report on Form 10-K for the year ended September 30, 2010, originally filed with the Securities and Exchange Commission (“SEC”) on November 18, 2010, to (i) include Note 22 in the Notes to Consolidated Financial Statements for the periods disclosed within such report, and (ii) conform the pro forma financial information contained in Note 2 in the Notes to Consolidated Financial Statements to the presentation of such pro forma financial information contained in Griffon’s Current Report on Form 8-K/A (Amendment No. 3), filed with the SEC on April 22, 2011 (the “Form 8-K/A”). Griffon is also updating the historical financial statements contained in its Quarterly Report on Form 10-Q for the period ended March 31, 2011, originally filed with the SEC on May 5, 2011, to (i) include Note 21 in the Notes to Condensed Consolidated Financial Statements for the periods disclosed within the report, and (ii) conform the pro forma financial information contained in Note 3 in the Notes to Condensed Consolidated Financial Statements to the presentation of such pro forma financial information contained in the Form 8-K/A.

These updated historical financial statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The revised historical financial statements should be read in conjunction with other information that Griffon has filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Title

23.1	Consent of Grant Thornton, LLP

99.1

Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part II, Item 8 of the Form 10-K filed with the SEC on November 18, 2010).

99.2

Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part I, Item 1 of the Form 10-Q filed with the SEC on May 5, 2011).

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2011	GRIFFON CORPORATION.

	By:	/s/ Douglas J. Wetmore

		Name:	Douglas J. Wetmore
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of Grant Thornton, LLP

99.1

Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part II, Item 8 of the Form 10-K filed with the SEC on November 18, 2010).

99.2

Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part I, Item 1 of the Form 10-Q filed with the SEC on May 5, 2011).